UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 3, 2014

Biolase, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19627	87-0442441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Cromwell, Irvine, California		92618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 949-361-1200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Completion of Private Placement

On November 7, 2014, Biolase, Inc. (the “Company”) completed its previously announced private placement (the “Private Placement”) of unregistered shares of its common stock, par value $0.001 per share (“Common Stock”), pursuant to the terms of a Securities Purchase Agreement, dated November 3, 2014 (the “Purchase Agreement”), by and among the Company and the investors listed on Schedule I thereto (collectively, the “Investors”). At the closing of the Private Placement, the Company sold an aggregate of 14,162,873 shares of Common Stock (the “Shares”) and warrants to purchase an aggregate of 9,205,862 shares of Common Stock (the “Warrants” and together with the Shares, the “Securities”) to the Investors in accordance with the terms and conditions of the Purchase Agreement.

The Shares were sold at a price of $2.39 per Share, being the closing price per share of Common Stock on the NASDAQ Capital Market on November 3, 2014, for an aggregate purchase price of $35.0 million. The Warrants were sold at a price of $0.125 per Warrant, for an aggregate purchase price of $1.2 million, and each Warrant may be exercised for a purchase price equal to $4.00 per share of Common Stock, subject to customary anti-dilution adjustments. The Warrants may be exercised from time to time beginning six months following the date of issuance and expire on November 7, 2017. If all of the Warrants are exercised, the Company would receive an additional $36.8 million in gross proceeds, resulting in total proceeds from the Private Placement of up to $71.8 before transaction costs. The Company intends to use the net proceeds from the Private Placement for working capital and general corporate purposes.

The Purchase Agreement contains customary terms regarding, among other things, representations and warranties and indemnification. Additionally, under the Purchase Agreement, the Company grants certain registration rights to the Investors. The Company is obligated to use commercially reasonable efforts to file a registration statement on Form S-3 on or before December 7, 2014 to register the resale of the Shares and the shares of Common Stock that may be issued pursuant to the Warrants (the “Warrant Shares”) and to effect the registration no later than 90 days after the filing date. With certain exceptions, the Company is obligated to keep the registration statement effective until all Shares and Warrant Shares are sold, up to a maximum of two years. The Company will be responsible for all of its fees and expenses incurred in connection with registering the Shares.

The Investors include the Schuler Family Foundation, Oracle Partners, L.P., Oracle Institutional Partners, L.P., Oracle Ten Fund Master, L.P., Jonathan T. Lord, the Paul and Carolyn Clark Revocable Trust of 2009 and Jeffrey M. Nugent. Jack W. Schuler is the President and Secretary of the Schuler Family Foundation, and he is the sole trustee of the Jack W. Schuler Living Trust, which prior to the closing of the Private Placement beneficially owned 5.9% of the issued and outstanding shares of Common Stock. Prior to the closing of the Private Placement Oracle Partners, L.P., Oracle Institutional Partners, L.P. and Oracle Ten Fund Master, L.P. collectively beneficially owned 19.1%. Oracle Partners, L.P. also nominated one of the members of the Company’s board of directors, Jonathan T. Lord (who is also an Investor). Paul N. Clark, the trustee of the Paul and Carolyn Clark Revocable Trust of 2009, is Chairman of the Board, and Jeffrey M. Nugent is a director and President and Chief Executive Officer of the Company.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, including the form of Warrant attached thereto, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On November 4, 2014, the Company issued a press release announcing the Private Placement, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Third Amendment to Rights Agreement

On November 3, 2014, the Company entered into the Third Amendment to Rights Agreement (the “Third Amendment”), amending the Rights Agreement dated as of December 31, 1998 (as amended as of December 19, 2008 and March 17, 2014, the “Rights Agreement”), between the Company and Computershare Trust Company, N.A., as rights agent and successor to U.S. Stock Transfer Corporation.

The terms of certain of the Warrants issued in connection with the Private Placement prohibit the holder of such Warrants from exercising the Warrants to the extent that the exercise would result in the holder beneficially owning more than 19.99% of the outstanding shares of Common Stock (the “19.99% Limitation”). However, under the Rights Agreement prior to the Third Amendment, a person would be deemed to beneficially own any securities that such person had the right to acquire (even if that right was exercisable only after the fulfillment of a condition). Therefore, even though the terms of the Warrants contain the 19.99% Limitation, under the Rights Agreement prior to the Third Amendment, the holders of the Warrants would still be deemed to beneficially own all the shares of Common Stock that are subject to the Warrant.

The Third Amendment, which was approved by the Company’s board of directors, amends the definitions of “Beneficially Own” and “Beneficial Owner” to exclude from beneficial ownership any securities that are subject to a warrant acquired pursuant to an agreement with the Company to the extent the terms of such warrant would prohibit the acquisition of those securities. Therefore, under the Rights Agreement as amended by the Third Amendment, holders of Warrants are not deemed to beneficially own shares subject to the Warrants to the extent those shares exceed the 19.99% Limitation.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is attached hereto as Exhibit 4.2 and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The Securities were issued and sold in reliance upon exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) of the Securities Act and rules promulgated thereunder and corresponding provisions of state securities laws. Each of the Investors is either a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act or an “accredited investor” as defined in Rule 501(a) under the Securities Act. The disclosure set forth under the heading “Completion of Private Placement” in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure set forth under the heading “Third Amendment to Rights Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

4.1	Form of Warrant (incorporated by reference to Exhibit A to the Securities Purchase Agreement filed as Exhibit 99.1 to this Current Report on Form 8-K).

4.2	Third Amendment to Rights Agreement, dated as of November 3, 2014, between Biolase, Inc. and Computershare Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.4 of the Company’s Registration Statement on Form 8-A, filed with the SEC on November 4, 2014).

99.1	Securities Purchase Agreement, dated November 3, 2014, among Biolase, Inc. and the investors listed on Schedule I thereto.

99.2	Press Release of Biolase, Inc. issued on November 4, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOLASE, INC.

Date: November 7, 2014	By:	/s/ Frederick D. Furry
	Name:	Frederick D. Furry
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of Warrant (incorporated by reference to Exhibit A to the Securities Purchase Agreement filed as Exhibit 99.1 to this Current Report on Form 8-K).

4.2	Third Amendment to Rights Agreement, dated as of November 3, 2014, between Biolase, Inc. and Computershare Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.4 of the Company’s Registration Statement on Form 8-A, filed with the SEC on November 4, 2014).

99.1	Securities Purchase Agreement, dated November 3, 2014, among Biolase, Inc. and the investors listed on Schedule I thereto.

99.2	Press Release of Biolase, Inc. issued on November 4, 2014.

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